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                                                                       EXHIBIT 5

AMERICAN
LEGACY III
LOGO
Applicants signing in New York must use this form.
(NY) VARIABLE ANNUITY APPLICATION                       LINCOLN LIFE & ANNUITY

                                                        COMPANY OF NEW YORK

Instructions: Please type or print. Any alterations to this application MUST BE
              INITIALED BY THE CONTRACT OWNER.

1a CONTRACT OWNER                                     ___________________________________   Social Security number/TIN
   (if no Annuitant is specified in section           Full legal name                       __|__|__-__|__-__|__|__|__ [_]Male
   2a, the Contract Owner, or Joint Contract          ___________________________________                              [_]Female
   Owner if younger, will be the Annuitant)           Street address                                                   [_]Trustee
   NOTE: MAXIMUM AGE OF CONTRACT OWNER                ___________________________________   Date of birth __|__ __|__ __|__
   IS 85.                                             City          State           ZIP                   Month  Day   Year


1b JOINT CONTRACT OWNER                               ___________________________________   Social Security number/TIN
   (Joint Contract Owner                              Full legal name                       __|__|__-__|__-__|__|__|__ [_]Male
   may only be                                        ___________________________________                              [_]Female
   a spouse)                                          Street address
                                                      ___________________________________   Date of birth __|__ __|__ __|__
   NOTE: MAXIMUM AGE OF JOINT CONTRACT                City          State           ZIP                   Month  Day   Year
   OWNER IS 85.


2a ANNUITANT                                          ___________________________________   Social Security number/TIN
   (complete only if                                  Full legal name                       __|__|__-__|__-__|__|__|__ [_]Male
   different from                                     ___________________________________                              [_]Female
   Contract Owner)                                    Street address
                                                      ___________________________________   Date of birth __|__ __|__ __|__
   NOTE: MAXIMUM AGE OF                               City          State           ZIP                   Month  Day   Year
   ANNUITANT IS 85.

2b CONTINGENT ANNUITANT
   NOTE: MAXIMUM AGE OF CONTINGENT
   ANNUITANT IS 85.                                   _____________________________________________________________________________
                                                      Full legal name          Relationship to Contract Owner

3 BENEFICIARY(IES) OF CONTRACT OWNER (list additional beneficiaries on separate sheet)

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
____________________________________________   ___________________________________ _______________ _________________
PRIMARY:                     Full legal name   Relationship to Contract Owner           SSN/TIN           %

CONTINGENT:                  Full legal name   Relationship to Contract Owner           SSN/TIN           %

__ _________________________________________   DATE OF TRUST:_____ / ______ / _______
TRUSTS ONLY:                Executor/Trustee                 Month    Day      Year

4  TYPE OF CONTRACT  NONQUALIFIED:     [_] Initial Contribution  OR  [_] 1035 Exchange TAX-QUALIFIED (MUST COMPLETE PLAN TYPE):
                                       [_] Initial Contribution, Tax year 19____  OR  [_] Transfer  [_] Rollover
   PLAN TYPE
   (CHECK ONE):  [_] IRA  [_] 401(k)*  [_] 401(a)______________  [_] Other*______________  [_] 457  [_] 403(b)(TRANSFERS ONLY)
                                                   (SPECIFY)                  (SPECIFY)

  *INDICATE PLAN
  YEAR-END:  _______ / _______
              Month      Day

5a ALLOCATION                      PLEASE ALLOCATE MY CONTRIBUTION OF
Initial minimums:                  $ __________________________AS FOLLOWS
Nonqualified/403(b) -$1,500.00     _______             % Global Growth Fund
Qualified - $300.00                _______             % Growth Fund
                                   _______             % International Fund
THE CURRENT ALLOCATION WILL APPLY  _______             % Growth-Income Fund
TO FUTURE CONTRIBUTIONS UNLESS     _______             % Asset Allocation Fund
OTHERWISE SPECIFIED.               _______             % High-Yield Bond Fund
                                   _______             % Bond Fund
If no allocations are
specified, the entire amount will  _______             % U.S. Govt./AAA-Rated
be allocated to the Cash                                       Securities Fund
Management Fund pending            _______             % Cash Management Fund
instructions from the Contract
Owner.                             _______             % Fixed Account
USE WHOLE PERCENTAGES                                  % TOTAL (MUST = 100%)
                                   =======

5b DOLLAR COST AVERAGING

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
                                                                       USE WHOLE PERCENTAGES:
  Total amount to DCA:        $_________________                       _______             % Global Growth Fund
        OR                      (Min. $10,000)                         _______             % Growth Fund
  MONTHLY amount to DCA:      $_________________                       _______             % International Fund
                                                                       _______             % Growth-Income Fund
  OVER THE FOLLOWING PERIOD:                                           _______             % Asset Allocation Fund
  ___________________MONTHS
  (6-60)                                                               _______             % High-Yield Bond Fund
  NOTE: Period can be 6-60                                             _______             % Bond Fund
        months with
        a minimum of $10,000                                           _______             % U.S. Govt./AAA-Rated
        In the holding account.                                                                 Securities Fund*
                                                                       _______             % Cash Management Fund*
  INTO THE FUND(S) AT THE RIGHT ----->                                 _______             % Fixed Account*
                                                                                           % TOTAL (MUST = 100%)
  FROM THE FOLLOWING                                                   =======
  HOLDING ACCOUNT (CHECK
   ONE):
  [_] DCA Fixed Account*
  [_] Cash Management Fund*
  [_] U.S. Govt./AAA-Rated Securities Fund*

  * The DCA holding account
   and the DCA fund elected
   cannot be the same.

5 CROSS-REINVESTMENT To initiate the cross-reinvestment program, complete the appropriate form (available from your broker or financial planner).

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
6  AUTOMATIC BANK DRAFT
   To: __________________________________________________ ____________________  ATTACH VOIDED CHECK
       Bank Name                                                ABA Number
       ____________________________________________ __________________ ________________ ___________
       Bank street address                          City              State           ZIP

  Automatic bank draft
     start date: __|__    __|__   __|__    _________________________         $ ____________________
                 Month Day (1-28)  Year    Checking account number                Monthly amount

  I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfers debits processed by and payable to the order of Lincoln Life & Annuity Company of New York, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee if Lincoln Life& Annuity Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

  ______________________________________________    ___________________________________________  Date __|__ __|__ __|__
  Signature(s) EXACTLY as shown on bank records                                                       Month  Day   Year

  ______________________________________________    ___________________________________________
  Print full legal name
                                                                                               Litho in USA CGD/LL/3370
                                                                                               (C) American Funds Distributors, Inc.

Form 28617-NY 0897                                                                             Lit. No. LEGIIIAP-001-0497

7 AUTOMATIC WITHDRAWAL A $10,000 minimum account balance is required.  NOTE:
  WITHDRAWALS MAY NOT EXCEED 10% PER YEAR OF TOTAL CONTRACT VALUE.

  ____ Please provide me with automatic withdrawals based On 10% of total contract value
           OR
  ____ Please provide me with automatic withdrawals of $ ______________________

  The withdrawal(s) should be made (check one): [_] Monthly      [_] Quarterly
                                                [_] Semiannually [_] Annually.

                    Begin withdrawals in __|__   __|__
                                                            Month  Year

  ELECT ONE: [_] Do withhold taxes  [_] Do not withhold taxes
             NOTE: IF NO SELECTION IS MADE, TAXES WILL BE WITHHELD. ELECT ONE: [_] Send check to address of record
                        OR
             [_] Send check to the following alternate address:

  For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check.
  __________________________________________________________________________


8 TELEPHONE TRANSFER [_] YES, I/we hereby authorize and direct Lincoln Life &
  Annuity Company of New York to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln Life & Annuity Company of New York, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.


9 REPLACEMENT Will the proposed contract replace any existing annuity or insurance contract?

  ELECT ONE:  [_] No  [_] Yes   IF YES, COMPLETE THE 1035 EXCHANGE OR QUALIFIED
  RETIREMENT ACCOUNT TRANSFER FORM.
  Company name _____________________________    Plan name _____________________
  Year issued ___________ (ATTACH A REPLACEMENT FORM IF REQUIRED BY YOUR STATE.)

10 SIGNATURES

   All statements made in this application (including on the reverse side) are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application is part at the annuity contract. I/We acknowledge receipt of current prospectuses for American Legacy III and American Variable Insurance Series and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS IN THE SERIES, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application. Any person who knowingly and with intent to defraud any insurance company or other person, files or submits an application for insurance or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

   _____________________________________________________________________________
   Signed at (city)          State     County

   _________________________________________________
   SIGNATURE OF CONTRACT OWNER/JOINT CONTRACT OWNER (IF APPLICABLE)

   Date __|__ __|__ __|__
        Month  Day   Year

   _____________________________________________________________________________
   Signed at (city)          State     County

   _____________________________________________________________________________
   Signature of Annuitant (Annuitant must sign it Contract Owner is a trust or custodian)


   Date __|__ __|__ __|__
        Month  Day   Year


THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL PLANNER.

Please type or print.

11 INSURANCE IN FORCE Does this contract replace or change any other life insurance or annuity in this or any other company?

    ELECT ONE:  [_] NO [_] YES  IF YES, PLEASE LIST THE INSURANCE IN FORCE ON
    THE LIFE OF THE PROPOSED CONTRACT OWNER(S) AND ANNUITANT(S):
    Company name _______________________________  Year issued _________________

    Amount ______________________________  Accidental death amount ____________


12  ADDITIONAL REMARKS ________________________________________________________
    ___________________________________________________________________________

13  DEALER INFORMATION  NOTE: LICENSING APPOINTMENT WITH LINCOLN LIFE & ANNUITY
                              COMPANY OF NEW YORK IS REQUIRED FOR THIS
                              APPLICATION TO BE PROCESSED.

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

  _______________________________________________ __|__|__-__|__|__-__|__|__   ___________________________________
  Registered representative's name print          Registered representative's  Dealer's name
  as it appears on NASD                           telephone number

  _______________________________________________ __|__|__-__|__ __|__|__|__   ___________________________________
  Client account number at dealer                 Social Security number       Branch address  [_] Check if broker
                                                                                                 change of address

                                                                                 _________________________________
                                                                                  City           State      ZIP

14 REPRESENTATIVE'S SIGNATURE  The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

            ___________________________________________________________________
                         Signature

Send completed application - with a check made payable to Lincoln Life & Annuity Company of New York - to your investment dealer's home office or to:


AMERICAN            LINCOLN LIFE               By Express Mail:
LEGACY III          P.O. Box 2348              LINCOLN LIFE
LOGO                Fort Wayne, IN 46801-2348  Attention: American Legacy
                                                Operations
                                               1300 South Clinton Street
                                               Fort Wayne, IN 46802